UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2005


                                 REMEDENT, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


           Nevada                         001-15975              86-0837251
           -------                        ---------              ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                           Xavier de Cocklaan 42, 9831
                                 Deurle, Belgium
                                 ---------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                011-329-321-7080
                                ----------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

     On December 21, 2005, Remedent NV, a wholly-owned subsidiary of Remedent, Inc. (the "Company") entered into an Agreement with Pierre Fabre Medicament S.A., a corporation organized under the laws of France ("Pierre Fabre"). Pursuant to the Agreement, commencing on January 1, 2006 Pierre Fabre will be the Company's sole and exclusive distributor of the I-White(R) and MetaTray(R) products ("Products") in France, Guadeloupe, Guiana, Martinique, Mayotte, New Caledonia, French Polynesia, La Reunion, St. Bartholomew, St. Martin, St. Pierre and Miquelon, Wallis and Futuna. The Agreement requires Pierre Fabre to order minimum quantities of the Products in accordance to the terms of the Agreement. In the event that Pierre Fabre fails to sell the minimum quantities of the Products within the first eighteen (18) months of the Agreement, the Company will have a right to terminate the Agreement on a product by product basis upon one (1) month prior written notice.

     The term of the Agreement is for an initial three (3) years (the "Initial Term"), unless terminated by either party under the Agreement. After the end of the Initial Term, the Agreement will automatically be extended for successive two (2) year terms ("Additional Term") unless the Agreement is terminated by written notice at least six (6) months before the expiration of the Initial Term or the respective Additional Term. The Agreement grants Pierre Fabre a first option right to expand the territory under the Agreement to include Cyprus, Morocco, Tunisia, Algeria and South Africa. In addition, except for relationship created by the Agreement, there is no other material relationship between the Company or Pierre Fabre.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            REMEDENT, INC.
                                            a Nevada Corporation


Dated:  December 28, 2005                   /s/ Robin List
                                            ------------------------------------
                                            Robin List, Chief Executive Officer